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                              EXHIBIT 21



                    SUBSIDIARIES OF THE REGISTRANT

As of March 20, 1995, ServiceMaster had the following subsidiaries:

                                                      State or Country
                                                             of
                                                         Incorporation
Subsidiary                                             or Organization
----------                                             ---------------

The ServiceMaster Company Limited Partnership. . . . . . . . .Delaware
ServiceMaster Consumer Services Limited Partnership. . . . . .Delaware
ServiceMaster Consumer Services, Inc . . . . . . . . . . . . .Delaware
TruGreen Limited Partnership . . . . . . . . . . . . . . . . .Delaware
TruGreen, Inc. . . . . . . . . . . . . . . . . . . . . . . . .Delaware
The Terminix International Company Limited Partnership . . . .Delaware
Terminix International, Inc. . . . . . . . . . . . . . . . . .Delaware
ServiceMaster Residential/Commercial Services Limited
Partnership. . . . . . . . . . . . . . . . . . . . . . . . . .Delaware
ServiceMaster Residential/Commercial Services Management
Corporation. . . . . . . . . . . . . . . . . . . . . . . . . .Delaware
Merry Maids Limited Partnership. . . . . . . . . . . . . . . .Delaware
Merry Maids, Inc.. . . . . . . . . . . . . . . . . . . . . . .Delaware
SVM Holding Corp.. . . . . . . . . . . . . . . . . . . . . . .Delaware
American Home Shield Corporation (1) . . . . . . . . . . . . .Delaware
ServiceMaster Direct Distributor Company Limited
Partnership. . . . . . . . . . . . . . . . . . . . . . . . . .Delaware
ServiceMaster DDC, Inc.. . . . . . . . . . . . . . . . . . . .Delaware
ServiceMaster Management Services Limited Partnership. . . . .Delaware
ServiceMaster Management Services, Inc.. . . . . . . . . . . .Delaware
ServiceMaster Aviation Services Limited Partnership. . . . . .Delaware
ServiceMaster Aviation Management Corporation. . . . . . . . .Delaware
CMI Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . Wisconsin
AFM Beveraging, Inc. . . . . . . . . . . . . . . . . . . . . .Missouri
FCIC Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .Illinois
ServiceMaster Employment Corporation . . . . . . . . . . . . .Delaware
ServiceMaster Child Care Services, Inc . . . . . . . . . . . .Delaware
The ServiceMaster Acceptance Company Limited Partnership . . .Delaware
ServiceMaster AM Limited Partnership . . . . . . . . . . . . .Delaware
ServiceMaster Acceptance Corporation . . . . . . . . . . . . .Delaware
Azimuth Advertising Limited Partnership. . . . . . . . . . . .Delaware
Azimuth Management Corporation . . . . . . . . . . . . . . . .Delaware
ServiceMaster International Limited Partnership. . . . . . . .Delaware
ServiceMaster International Management Corporation . . . . . .Delaware
ServiceMaster Operations, AG . . . . . . . . . . . . . . . Switzerland
ServiceMaster Limited. . . . . . . . . . . . . . . . . .United Kingdom
ServiceMaster Operations Germany GmbH. . . . . . . . . . . . . Germany
ServiceMaster Japan, Inc.. . . . . . . . . . . . . . . . . . . . Japan
TMX-Europe B.V.. . . . . . . . . . . . . . . . . . . . The Netherlands

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Peter Cox Ltd. . . . . . . . . . . . . . . . . . . . . .United Kingdom
Protekta B.V.. . . . . . . . . . . . . . . . . . . . . The Netherlands
Riwa B.V.. . . . . . . . . . . . . . . . . . . . . . . The Netherlands
Anticimex Development AB (2).. . . . . . . . . . . . . . . . . .Sweden
LTCS Investment Limited Partnership. . . . . . . . . . . . . .Delaware
ServiceMaster Home Health Care Services Inc. . . . . . . . . .Delaware
ServiceMaster Diversified Health Services, Inc. (3). . . . . .Delaware
ServiceMaster Diversified Health Services Limited
Partnership (4). . . . . . . . . . . . . . . . . . . . . . . Tennessee
We Serve America, Inc. . . . . . . . . . . . . . . . . . . . .Delaware
TSSGP Limited Partnership. . . . . . . . . . . . . . . . . .  Delaware
TSSGP, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .Delaware
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Notes:

1. American Home Shield Corporation has 19 subsidiaries through which it carries on its business in the various states in which it markets its products.

2.    Anticimex Development AB has 5 subsidiaries.

3. ServiceMaster Diversified Health Services, Inc. has 6 subsidiaries.

4. ServiceMaster Diversified Health Services L.P. has 10 subsidiaries.